JULIUS BAER INVESTMENT FUNDS
Julius Baer Global Income Fund
and Julius Baer International Equity Fund                     Semi-Annual Report
                                                                  April 30, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    I am pleased to report on the activity and performance of the Julius Baer International Equity Fund ("Equity Fund") and the Julius Baer Global Income Fund ("Income Fund") for the six month time period ending April 30, 2001 (the "Reporting Period"). The Reporting Period continued to be a difficult time for the world's equity markets. Furthermore, over the past year ended April 30, 2001, the global equity markets have fallen back sharply, and this fall has picked up speed as company profit warnings and worries about a recession have spread. The Equity Fund declined during the Reporting Period as a result of these market pressures, but did manage to slightly outperform its benchmark. The Income Fund experienced positive results over the Reporting Period as global bond markets rallied strongly in response to the U.S. Federal Reserve ("Fed") interest rate cuts. The Income Fund, however, did slightly underperform its custom benchmark for the Reporting Period. Detailed analyses of the Fund's performance and investment outlook follow in the sections below:

JULIUS BAER INTERNATIONAL EQUITY FUND

    The Equity Fund's Class A shares returned on an annualized basis, (8.09%) for the past 6 months (19.00%) over the past 12 months, +13.81% over the past 3 years, +18.43% over the past 5 years, and +10.72% since inception versus the MSCI EAFE Index (the "benchmark") returns of (8.11%), (16.39%), +1.40%, +4.21%, and 5.85% over comparable periods. The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were (8.35%) (16.52%), +1.56%, and +6.82% respectively:

                                                          TOTAL RETURN
                           --------------------------------------------------------------------------       SINCE
                                                                      3-YEAR,            5-YEAR           INCEPTION
                                6-MONTH            1-YEAR           (PER ANNUM)        (PER ANNUM)       (PER ANNUM)
                           10/31/00-04/30/01  04/28/00-04/30/01  04/30/98-04/30/01  04/30/96-04/30/01  10/3/93-04/30/01
                           -----------------  -----------------  -----------------  -----------------  ----------------
Julius Baer International
  Equity Fund............              (8.09%)            (19.00%)             13.81%             18.43%            10.72%
MSCI EAFE with net
  dividend reinvested....              (8.11%)            (16.39%)              1.40%              4.21%             5.85%
LIPPER International
  Equity Fund Index......              (8.35%)            (16.52%)              1.56%              6.82%              N/A
Julius Baer International
  Equity Fund vs. MSCI
  EAFE...................               0.02%             (2.61%)             12.41%             14.22%             4.87%
Julius Baer International
  Equity Fund vs.
  LIPPER.................               0.26%             (2.48%)             12.25%             11.61%              N/A

    Persistent high valuations, low visibility, and low conviction caused severe short-term gyrations in the global equity market. Due to excessive sector and geographic rotations, we have endured several spells of both outperformance and underperformance during the Reporting Period but the Equity Fund did manage to narrowly edge its benchmark and the competition for the Reporting Period.

----------------

* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it, total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

    Currently, both U.S. and international equity markets have been focusing on the Fed's actions and the state of the U.S. economy. Global sector rotations have been sudden and violent in reaction to any news that argued for or against an economic recovery. While global equity markets remain fixated on whether the U.S. is heading into recession or not, it is important to remember that the underlying reason for the sharp decline in equity markets is high valuation and not recession. Despite the severe correction, many of the global equity valuations have not dropped below the all time highs they reached in the latter portion of 1999.

    The market in general appears to be leaning towards a quick economic recovery in the U.S., hence reducing the risk of a global slowdown. In our economic view, however, we argue against such a scenario. The consensus opinion is that investment spending is the weak link in today's economy, but it is corporate profitability not lower interest rates that drives corporate investment. The Fed hopes that aggressive rate cutting will keep consumers spending a little longer, therefore slowing the pace of deteriorating corporate earnings, and as a result convincing corporations to reduce or postpone their planned staff attrition. As economic deterioration slows, positive sentiment may reemerge and restore a more favorable cycle. However, several factors render the probability of such a scenario less likely:

    First, as of the end of the Reporting Period, the level of unemployment is very low at 4.5%. In the economic expansion that began in the middle of 1992 and continued through June 2000, the unemployment rate fell from 7.8% to about 4.0%. For an economic expansion to take off from current levels, one must believe that the unemployment rate is heading below 3.0%.

    Second, the bond market's negative reaction to the Fed's aggressive easing efforts is making lower interest rates a less effective weapon. A deteriorating mix between inflation and growth may ultimately limit the Fed's ability to further ease policy. Long-term U.S. bond rates rose on inflationary concerns. Current short-term interest rates are just a bit above inflation. The Fed has for now abandoned its dual objective of price stability and economic growth to focus only on the latter. In addition, the combination of weak corporate profits and approved tax cuts in the U.S. has now increased the risk of a fiscal budget deficit to reemerge.

    Finally, many corporations have over-invested, particularly in technology, and are now suffering from excess capacity. The popular business models during the boom years were "build and then they will come" and "loss leaders", however, today, with weak demand, declining profits, and a difficult financing environment the dominant business models have reverted to "build as they come" and "profit-period"!

    Recent modifications in the Equity Fund's holdings were made to reflect our belief that the global economy will be weaker than the general market consensus. The holdings favor corporations with high earnings visibility; either from their operations or from their restructuring efforts. Despite our skepticism about an imminent economic recovery, our cash position is currently very low. We believe our investment in the Japanese domestic sectors will be driven by further reforms to be initiated by the government. The success of our exposure to German financials depends on German corporations taking advantage of the new tax and takeover laws. We believe our investments in Central Europe could reap big rewards as the entry dates for these countries into the European Union ("EU") becomes firmer and closer. Finally, we believe the Euro currency is undervalued versus the U.S. dollar.

    We have increased our exposure to domestic sectors within Japan especially those that are leveraged to the aforementioned reforms: financial, retail, telecom and construction. The election of the new Prime Minister Junichiro Koizumi, a perceived reformer, could be the catalyst for the prolonged market rally that market participants have been awaiting for more than a decade.
Mr. Koizumi's high popularity seems to have given him the mandate that his predecessors lacked. For example, he had the courage to be candid and warn that negative growth might have to be accepted as a price for reform. After a decade of borrow-and-spend policies that have failed to end the economic slump in Japan, the populace finally appears ready to accept the tough medicine.

    Kathy Matsui, a well regarded strategist, recently opined: "The main reasons for Japan's high savings rate are low return on capital which force the rapidly-aging population to save more for retirement and excessive regulations which make many services and products unaffordable, unattractive or unavailable to Japanese consumers." Hence, a policy mix of deregulation, restructuring, and debt forgiveness is an efficient prescription to improve domestic spending and put Japan back on a sustained economic growth path.

    However, we see three major potential risks in Japan. First, the Koizumi government may not follow through with its reform promises or may come up with a diluted version. Second, the weakness of the Japanese yen is already raising tensions in the region. Last week, China's central bank warned that export demand was dropping and depreciation of the Japanese yen was putting the stability of the Chinese Renminbi under pressure. Finally, Japan's bond bubble could burst at the first signs of economic recovery--the interest rate on the benchmark 10-year Japanese Government Bond is about 1.25%.

    Despite some pockets of strength in Europe, its economic performance has been somewhat disappointing. Surging inflation figures have inhibited the ability of the European Central Bank ("ECB") to lower interest rates. Inflation pressure coupled with an 8.3% unemployment rate as of the end of the Reporting Period has frustrated ECB economic policy. This situation accentuates the need for further structural reform and deregulation because the labor force in Europe suffers from two problems, excessive wage settlements and lack of labor mobility. Unlike the U.S., Europe faces language barriers and legislative issues that hinder the freedom of labor to move from an area with excess labor supply to one with tight supply.

    In Central Europe, the equity markets have been slightly weak. Persistently high interest rates in Poland have slowed economic growth, curbed demands for credit, and deteriorated the quality of bank loan portfolios. We used the current weakness to add to some of our positions. In the following quarters, we expect the economy to recover as interest rates fall and compensation payments to former Nazi slave laborers spur domestic demand.

    Even more important is this June's summit in Gothenburg where we expect some firm deadlines and target dates for EU entry to be set. Five or more East European states may be eligible for EU membership by 2005. We believe a definite timetable would reduce one major uncertainty for the market . EU membership is the first step towards EMU membership. One major benefit of the EU membership is access to the EU's structural funds budget allocated to Europe's poorest regions for economic development. For example, this year Spain was allocated nearly 63% of the EU's structural funds budget of 31.45 billion Euro. The addition of the poorer Eastern European countries into the EU means that a significant portion of those funds will be switched to the former communist economies. Poland's population is similar in size to that of Spain but yet much poorer, which means that the potential financial benefit may be very high.

    German financials have the potential to experience sizeable gains as three major and substantial structural reforms will take effect in Germany in early 2002: 1) The tax reform that has already passed 2) The pension reform that has just been approved by the upper House of Parliament 3) The new German takeover law that is in its final stages.

    Under the new German tax law, companies will be able to sell their stakes in other companies without incurring a capital gain tax. Such a law will benefit insurance companies and banks that hold significant stakes in financial and industrial companies. Under the new pension system, individuals can invest a certain proportion of their gross salary into special saving products--called "Riester Products"--and the government adds a contribution to their investments. This should lead to a significant increase in demand for financial products, similar to the 401K plan in the U.S. Under the new takeover law, merger & acquisition ("M & A") activities should flourish. Currently, there is no takeover law in Germany--there is a voluntary code to which only half of all German listed companies have accepted. Germany needs a takeover law especially in light of tax reform that will trigger higher M&A activities.

    We have increased our exposure to European telecom carriers especially those exposed to wireless services as we expect the flow of news and developments to become increasingly positive. First, carriers will attempt to reduce their handset subsidies in order to increase their margins. Second, we expect them to put pressure on the network equipment manufacturers to provide them with vendor financing. Third, European governments are expected to allow the carriers to share some of the costs of building the network. Cost savings are expected to be between 20% to 50% depending on the leniency of local governments in relaxing their strict rules. Fourth, carriers will continue their efforts to reduce their high debt through spin-offs and sales of non-core assets. Finally, we expect sentiment to improve as we get closer to the deployment of "third generation technology".

    With the exception of the German market, we have reduced our exposure to European financials as we expect earnings to surprise on the downside. We also reduced our exposure to telecom equipment providers and to technology companies in general. Many are facing high inventory levels, weak demand, and in some cases difficult financing requirement. Some of their clients are unlikely to return to their previous spending habits even if the economy were to recover. For example, European telecom operators' capital expenditure has increased from 15% to 30% of sales in the last couple years, but now is likely to go back to 15% of sales especially with their current weak balance sheets.

    The recent enthusiasm for natural resource stocks has largely been driven by the Fed's aggressive interest rate cutting policy, M & A speculation, and supply concerns. Our investments in this sector are in industries where we feel supply will be tight in the next business upturn. Hence, we have increased our exposure to upstream oil and gas companies especially in Canada. We believe that gas prices will decrease, but will do so at much less than the market anticipates.

    To sum, we believe that current equity global equity valuations remain challenging and that earnings will continue to be disappointing, but political and governmental modifications in areas such as Japan, Germany, and Central Europe provide opportunity in a difficult climate.

JULIUS BAER GLOBAL INCOME FUND

    For the Reporting Period, the Income Fund's Class A shares returned 5.16% as compared with 5.38% for its customized benchmark index: 80% Merrill Lynch 1-10Yr U.S. Corporate & Government Bond Index and 20% JP Morgan Global Government Non-US in U.S.$ Bond Index (the "benchmark"). The customized benchmark is a blend of U.S. government/corporate bonds and foreign government bonds.

    The Fed had held rates steady for nearly three quarters of 2000, but could no longer ignore the collapse of U.S. stock markets and clear signs that the U.S. economy was rapidly slowing. Beginning in the first week of January 2001, the Fed began a series of aggressive interest rate cuts, slashing the Federal Funds Rate by 150 basis points during the Reporting Period. To date, the Fed has cut interest rates by an additional 50 basis points since the end of the Reporting Period. Bond markets have rallied strongly since October 2000 in response to the Fed rate cuts, led by the short end of the yield curve. The 2-Year U.S. Treasury Note yield fell from 5.91% to 4.27% and the 5-Year U.S. Treasury Note declined from 5.80% to 4.88%. In addition, the yield on the 30-Year U.S. Treasury Bond remained unchanged at 5.79%. This "normalization" of the yield curve was also influenced by the increased likelihood of tax cuts in the U.S. which were recently signed into law. The tax cuts should act to slow the pace of the U.S. Treasury's buy back program, which has been focused on the long end of the yield curve.

    European bonds underperformed U.S. bonds until the beginning of December 2000 as the ECB continued raising interest rates to a peak of of 4.75% in October 2000. Since December 2000, the bond yield differential is basically unchanged. Growth in the region picked up nicely over the last 6 months, with a corresponding drop in unemployment, yet inflation remained benign. The Euro continues to be a source of disappointment to Central Bankers and market participants. The currency has declined in value from an exchange rate near parity with the U.S. dollar in April 2000 to as low as .82 versus the U.S. dollar in late October. The Euro then staged a rally to approximately .88 versus the U.S. dollar in November 2000, where it remained fairly stable until the end of Reporting Period. Additionally, the Euro has negatively affected European bond performance as non-European investor interest has been muted. Within the corporate bond market, the European telecommunication sector moved from highly rated, partially government owned to a debt burdened, low investment grade sector in just over a year. These companies leveraged their future to purchase the "third generation" wireless communication licenses that may not start to pay off for two or more years. This situation is reminiscent to what the U.S. experienced in the early 1990's with the Savings and Loan crisis.

    The Japanese bond market sold off notably after the Bank of Japan abandoned its "zero interest rate policy" in August of 2000. This move as well as a sense of optimism in the markets that Japan may have finally turned the corner sent interest rates up 30 basis points across the yield curve. However, this turned out to be a false signal and rates plummeted with the 10-year

Japanese Government Bond declining from a high of 2.05% to 1.25% at the end of April 2001. By the end of March 2001, the Bank of Japan had conceded and has reverted to its "zero interest rate policy" once again. The Japanese yen, which was trading in an exchange rate range of 104 to 109 versus the U.S. dollar until October 2000, has plummeted to 123 versus the U.S. dollar by the end of April 2001 as it has become increasingly clear that fundamental problems remained in the Japanese economy. The bright spot for Japan has been the election of the new Prime Minister Junichiro Koizumi, who has come in with a very strong mandate for reform and has signaled that bank reform would be one of his top priorities.

    In the first half of the Reporting Period, the Income Fund maintained a longer duration in the U.S. market, and therefore, had more interest rate exposure. This position, however, was mostly held in high quality U.S. corporate bonds. While corporate bonds earned more yield than U.S. Treasuries, they could not keep pace with the strong rally in U.S. government bonds. During the last fiscal quarter, the Income Fund's duration position was moved to neutral while we continued to maintain a large overweight in corporate bonds. Our overweight in the U.S. bond market versus the European and Japanese bond markets, nonetheless, served us well. The main reason for the Income Fund's slight underperformance relative to its benchmark was currency related. While our exposures were small and currency risk closely managed, positions denominated in the Euro, the Australian dollar and the Japanese yen hurt performance versus the benchmark.

    Finally, we would like to express our appreciation to all shareholders for their continued support and the Fund's investment management team for their continued excellent work.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          PRESIDENT
                                          Date June 11, 2001

The views expressed in this shareholder letter reflect those of the President of the Funds only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--35.5%
                      Federal Home Loan Mortgage Corporation
USD          400,000    5.750% due 07/15/2003...........................  $   407,787
                                                                          -----------
                      Federal Home Loan Mortage Corporation-Gold
USD          296,628    7.500% due 08/01/2015...........................      305,897
                                                                          -----------
                      Federal Home Loan Mortgage Association
USD          420,000    5.75% due 04/15/2003............................      428,466
USD          595,261    6.50% due 11/01/2013............................      599,911
USD          297,066    7.50% due 09/01/2015............................      306,071
                                                                          -----------
                                                                            1,334,448
                                                                          -----------
                      U.S. Treasury Inflation Indexed Bond
USD        2,000,000    3.625% due 04/15/2028...........................    2,213,995
                                                                          -----------
                      U.S. Treasury Inflation Indexed Note
USD          610,000    3.625% due 01/15/2008...........................      681,535
                                                                          -----------
                      U.S. Treasury Notes
USD        2,325,000    6.875% due 05/15/2006...........................    2,521,172
USD          560,000    5.750% due 08/15/2010...........................      573,737
                                                                          -----------
                                                                            3,094,909
                                                                          -----------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
                        $7,574,342).....................................    8,038,571
                                                                          -----------
CORPORATE BONDS--33.0%
                      UNITED STATES--33.0%
                      ABN-Amro Bank NV (Chicago)
USD        1,200,000    7.250% due 05/31/2005...........................    1,228,836
                                                                          -----------
                      Conoco, Inc.
USD        1,300,000    6.350% due 04/15/2009...........................    1,285,987
                                                                          -----------
                      Duke Capital
USD          700,000    7.500% due 10/01/2009...........................      726,438
                                                                          -----------
                      Ford Motor Credit Company
USD          625,000    6.125% due 04/28/2003...........................      631,757
                                                                          -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
                      Home Depot, Inc. 144A
USD          625,000    5.375% due 04/01/2006...........................  $   613,646
                                                                          -----------
                      Household Netherlands BV (Yankee)
USD        1,225,000    6.200% due 12/01/2003...........................    1,237,488
                                                                          -----------
                      Lowes Companies
USD          700,000    8.250% due 06/01/2010...........................      758,304
                                                                          -----------
                      Worldcom Inc
USD        1,000,000    6.125% due 08/15/2001...........................    1,002,353
                                                                          -----------
                                                                            7,484,809
                                                                          -----------
                      TOTAL CORPORATE BONDS (COST $7,362,267)...........    7,484,809
                                                                          -----------
FOREIGN GOVERNMENT BONDS--20.0%
                      GREECE--4.6%
                      Hellenic Republic
EUR        1,048,569    8.900% due 03/21/2004...........................    1,029,080
                                                                          -----------
                      NORWAY--3.0%
                      Norwegian Government
NOK        6,150,000    6.750% due 01/15/2007...........................      684,061
                                                                          -----------
                      CANADA--3.0%
                      Government of Quebec
USD          690,000    6.125% due 01/22/2011...........................      667,880
                                                                          -----------
                      AUSTRALIA--2.9%
                      Australian Government Series 705
AUD        1,200,000    7.500% due 07/15/2005...........................      663,279
                                                                          -----------
                      GERMANY--2.8%
                      Deutschland Republic
EUR          700,000    5.250% due 07/04/2010...........................      632,674
                                                                          -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
                      ITALY--2.1%
                      Republic of Italy
JPY       52,000,000    3.750% due 06/08/2005...........................  $   479,388
                                                                          -----------
                      FRANCE--1.6%
                      Government of France
EUR          450,000    4.000% due 10/25/2009...........................      369,363
                                                                          -----------
                      TOTAL FOREIGN GOVERNMENT BONDS (COST
                        $4,925,025).....................................    4,525,725
                                                                          -----------
REPURCHASE AGREEMENTS--9.9%
                      UNITED STATES--9.9%
USD        2,243,013  Investors Bank and Trust Company Repurchase
                      Agreement, dated 04/30/2001, due 05/01/2001, with
                      a maturity value of $2,243,237, and an effective
                      yield of 3.600%, collateralized by U.S. Government
                      and Agency Obligations with a rate of 8.625%, a
                      maturity of 10/01/2023 and a market value of
                      $2,355,253 (Cost $2,243,013)......................    2,243,013
                                                                          -----------
                      TOTAL INVESTMENTS--98.4% (COST $22,104,647).......   22,292,118
                      OTHER ASSETS AND LIABILITIES (NET)--1.6%..........      364,127
                                                                          -----------
                      TOTAL NET ASSETS--100.0%..........................  $22,656,245
                                                                          ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 2001 (UNAUDITED)
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE
             --------------------------------
EXPIRATION          LOCAL           VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE            CURRENCY           USD        FOR USD     DEPRECIATION
----------         --------         --------   -----------  --------------
9/24/01..    EUR        1,400,000  1,241,735    1,267,560      $(25,825)
                                                               --------
            Net unrealized depreciation on forward foreign
exchange contracts to buy ................................     $(25,825)
                                                               ========

                             GLOSSARY OF CURRENCIES

            AUD..................          --  Australian Dollar                    NOK          --  Norwegian Krone
            EUR..................          --  Euro                                 USD          --  United States Dollar
            JPY..................          --  Japanese Yen

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
COMMON STOCKS--87.7%
UNITED KINGDOM--16.7%
Allied Domecq Plc.......................   1,111,818  $  6,808,102
ARM Holdings Plc ADR*...................     165,830     2,603,531
Associated British Foods Plc............     477,181     2,998,772
AWG Plc.................................     380,871     2,972,496
BG Group Plc............................   1,066,090     4,194,451
BP Amoco Plc............................     512,678     4,598,972
British Energy Plc......................     764,419     3,357,519
British Telecommunications Plc..........     324,488     2,590,487
Canary Wharf Finance Plc*...............     136,794     1,056,840
CGNU Plc................................     135,130     1,875,306
Diageo Plc..............................     421,413     4,431,430
GlaxoSmithkline Plc.....................     228,410     6,035,741
HSBC Holdings Plc.......................      44,244       582,992
Imperial Chemical Industries Plc........     194,706     1,153,263
Invensys Plc............................     516,968     1,083,552
Kelda Group Plc.........................     597,503     3,021,886
Land Securities Plc.....................      89,843     1,145,277
Netcall Plc*............................      72,753        40,074
Northern Foods Plc......................     553,418       969,925
Psion Plc...............................     307,835       447,026
Reckitt Benckiser Plc...................     186,240     2,540,635
Rentokil Initial Plc....................     849,875     2,310,241
Rolls Royce Plc.........................     881,189     2,685,327
Royal Bank of Scotland Group Plc........      23,828       551,929
Royal Bank of Scotland Group Plc--Value
  Shares*...............................      23,828        29,403
Scottish & Newcastle Plc................     453,440     3,227,465
Scottish & Southern Energy Plc..........     475,485     4,081,658
Shell Transport & Trading Company.......     545,908     4,557,313
Unilever Plc............................     560,528     4,234,282
Vodafone AirTouch Plc...................   3,106,104     9,432,184
Whitbread Holdings Plc..................     462,025     3,668,656
                                                      ------------
                                                        89,286,735
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
FRANCE--14.3%
Accor SA................................      43,815  $  1,865,359
Alcatel Alsthom.........................      79,660     2,598,426
Aventis SA..............................      52,716     4,090,353
Axa-UAP.................................      27,309     3,228,208
BNP Paribas.............................      43,524     3,876,150
Bouygues SA.............................      66,446     2,847,738
Compagnie De Saint Gobain...............      32,285     4,878,134
Credit Lyonnais.........................      66,000     2,550,572
Dassault Systemes SA....................      53,049     2,626,252
Essilor International SA................       5,609     1,610,245
European Aeronautic Defense.............     140,000     2,550,856
France Telecom SA.......................      86,140     6,278,021
L'Air Liquide SA........................      16,482     2,487,434
Orange SA...............................     360,565     3,807,186
Scor....................................      57,190     2,505,942
Societe Generale Class A................      43,683     2,822,610
Suez Lyonnaise des Eaux.................      11,786     1,745,201
Total SA Class B........................      48,278     7,208,794
Usinor SA...............................     196,208     2,568,760
Vinci S.A...............................      40,523     2,377,112
Vivendi Environnement...................      74,176     3,254,188
Vivendi Universal SA....................     125,518     8,707,289
                                                      ------------
                                                        76,484,830
                                                      ------------
GERMANY--8.5%
Aixtron AG..............................       1,200       109,354
Allianz AG (Registered).................      12,201     3,518,959
Bayer AG................................     127,275     5,350,672
Bayerische Vereinsbank AG...............      44,500     2,462,087
Bilfinger and Berger Bau AG.............      73,480     1,182,093
Buderus AG..............................      56,975     1,334,348
Commerzbank AG..........................     135,738     3,831,651
Deutsche Bank AG........................      27,100     2,209,935
Deutsche Telekom AG.....................     204,970     5,319,578

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
E.On AG.................................      90,706  $  4,559,435
Ergo Versicherungs Gruppe AG............       7,783     1,155,228
Hugo Boss AG............................       6,646     1,683,485
Merck KGAA..............................      97,162     3,402,489
MobilCom AG.............................     104,789     2,049,002
Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Registered)..........................      15,738     4,469,145
PrimaCom AG*............................      24,910       254,610
Schering AG.............................      42,780     2,127,379
Singulus Technologies AG*...............      31,670       720,596
                                                      ------------
                                                        45,740,046
                                                      ------------
JAPAN--7.8%
Acom Company Ltd........................      43,060     3,444,939
Fuji Television Network, Inc............         321     2,328,969
Fujitsu Ltd.............................      25,500       351,026
Honda Motor Company Ltd.................      32,110     1,292,252
Japan Telecom Company Ltd...............         204     3,402,891
Kao Corporation.........................     147,450     3,749,083
Mitsubishi Tokyo Financial Group,
  Inc...................................          93       952,231
Nikko Securities Company Ltd............     389,750     3,313,798
Nippon Telegraph & Telephone
  Corporation...........................         327     2,078,586
Nippon Telegraph & Telephone Corporation
  ADR...................................       5,375       177,052
Nissan Motor Company Ltd*...............     535,840     3,675,100
Nomura Securities Company Ltd...........     156,192     3,301,033
Oriental Land Company Ltd...............      38,900     2,636,487
Promise Company Ltd.....................      32,066     2,622,508
Sankyo Company Ltd......................      45,170       943,671
Sumitomo Mitsui Banking Corporation.....     623,796     5,829,067
Tokyo Broadcasting System Inc...........      88,000     1,973,845
                                                      ------------
                                                        42,072,538
                                                      ------------
NETHERLANDS--7.8%
ABN Amro Holding NV.....................     113,152     2,282,928
Akzo Nobel NV...........................     114,425     4,774,859
ASM Lithography Holding NV*.............     179,030     4,741,832

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
CSM NV..................................     132,307  $  2,810,508
Elsevier NV.............................      61,380       841,777
Heijmans NV.............................      61,038     1,302,014
ING Groep NV............................     123,464     8,446,288
Koninklijke Ahold NV....................     169,860     5,284,005
Koninklijke Wessanen NV.................     105,800     1,311,789
Koninklijkle (Royal) KPN NV.............     283,200     3,468,538
Libertel NV.............................     191,285     1,895,657
Royal Volker Wessels Stevin NV..........      64,007     1,467,747
STMicroelectronics NV...................      70,425     2,844,885
Versatel Telecom International NV*......      59,502       251,206
Versatel Telecom International NV ADR...      32,593       144,713
                                                      ------------
                                                        41,868,746
                                                      ------------
ITALY--7.4%
Assicurazioni Generali..................     152,915     4,940,359
Banca Intesa SPA........................   1,861,398     7,037,862
Cassa di Risparmio Di Firenze SPA*......     500,000       537,724
Credito Italiano........................     427,165     2,010,702
Edison SPA..............................     262,517     2,543,944
Eni SPA.................................   1,520,940    10,442,744
Fiat SPA................................     102,850     2,365,771
Instituto Nazionale delle
  Assicurazioni.........................     860,024     2,345,146
Istituto Bancario San Paolo di Torino...     184,981     2,582,899
Pirelli SPA.............................     700,145     2,291,890
Telecom Italia Mobile...................     402,320     2,767,685
                                                      ------------
                                                        39,866,726
                                                      ------------
SPAIN--4.5%
Aurea Concesiones de Infraestructuras...      69,448     1,194,386
Banco Popular Espanol SA................     103,110     3,687,761
Corporacion Mapfre, Compania
  Internacional de Reaseguros, SA.......      76,555     1,518,019
Grupo Dragados SA.......................     322,591     3,993,994
Jazztel Plc ADR*........................      88,890       760,010
NH Hoteles SA...........................     130,915     1,744,195

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
Repsol YPF SA...........................     304,369  $  5,653,934
Sociedad General de Aguas de Barcelona
  SA....................................      83,573     1,207,045
Union Electrica Fenosa SA...............     220,426     4,174,941
                                                      ------------
                                                        23,934,285
                                                      ------------
SWITZERLAND--3.5%
ABB Ltd.................................      14,123     1,019,240
Adecco SA...............................       6,305     3,822,205
Jomed NV*...............................      13,395       402,148
Novartis AG (Registered)................       3,251     5,060,302
Roche Holding AG--Genusschein...........          90       647,441
Roche Holdings AG.......................          46       366,502
SEZ Holding AG..........................       2,238     1,408,400
Swisscom AG.............................       4,227     1,100,648
Union Bank of Switzerland
  AG--Registered........................      32,918     5,017,379
                                                      ------------
                                                        18,844,265
                                                      ------------
CANADA--3.4%
Anderson Exploration Ltd*...............     141,391     3,221,590
Canadian Hunter Exploration Ltd*........     142,202     4,119,516
Certicom Corporation*...................      32,240       327,416
Petro-Cananda...........................     151,098     4,180,499
Research in Motion Ltd*.................      22,469       767,933
Rio Alto Exploration Ltd................     181,189     3,632,980
Royal Bank of Canada....................      70,315     1,966,037
                                                      ------------
                                                        18,215,971
                                                      ------------
FINLAND--3.0%
Nokia Oyj...............................     175,750     5,826,506
Nokia Oyj ADR...........................     112,066     3,831,537
Pohjola Insurance Group Class B.........      56,693     1,171,538
Sampo Oyj Class A.......................      74,640       770,871

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
Stora Enso Oyj Class R..................     254,228  $  2,862,886
UPM-Kymmene Oyj.........................      60,370     1,894,087
                                                      ------------
                                                        16,357,425
                                                      ------------
SWEDEN--2.8%
Atlas Copco AB Class B..................      59,806     1,284,669
Ericsson AB Class B.....................     309,898     1,997,038
Europolitian Holdings AB................     138,300     1,080,279
Gambro AB Class A.......................     414,800     2,814,798
Netcom Systems AB Class B...............      28,772     1,123,709
Skandinaviska Enskilda Banken Class A...     211,196     1,958,994
Skanska AB Class B......................      58,252     2,275,069
Svenska Handelsbanken AB Class A........     156,130     2,332,392
                                                      ------------
                                                        14,866,948
                                                      ------------
POLAND--2.2%
Agora SA*...............................      52,395       860,799
Bank Handlowy w Warszawie...............      15,255       209,816
Bank Polska Kasa Opieki SA*.............     163,530     2,765,050
BRE Bank SA.............................      52,860     1,600,808
Budimex SA*.............................     200,300       935,155
Netia Holdings SA ADR*..................      62,500       671,875
Powszechny Bank Kredytow................      69,000     1,802,271
Telekomunikacja Polska SA...............     515,950     2,786,456
                                                      ------------
                                                        11,632,230
                                                      ------------
CZECH REPUBLIC--1.4%
Ceska Sporitelna AS*....................     369,100     2,145,312
Ceske Radiokomunikace*..................      22,500       311,165
Komercni Banka AS*......................     207,033     4,937,982
                                                      ------------
                                                         7,394,459
                                                      ------------
NORWAY--1.1%
Gjensidige NOR Sparebank................      86,885     2,398,897

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
Norsk Hydro.............................      60,269  $  2,631,950
Norske Skogindustrier ASA Class A.......      65,700     1,069,597
                                                      ------------
                                                         6,100,444
                                                      ------------
HUNGARY--0.9%
Egis Rt.................................      29,680       865,874
OTP Bank Rt.............................      82,819     3,909,868
                                                      ------------
                                                         4,775,742
                                                      ------------
PORTUGAL--0.7%
Banco Espirito Santo (Registered).......     230,642     3,136,418
Portugal Telecom SA.....................      57,500       559,100
Telecel-Comunicacoes Pessoais SA*.......      28,500       317,142
                                                      ------------
                                                         4,012,660
                                                      ------------
AUSTRIA--0.6%
Oemv AG.................................      36,201     3,056,668
                                                      ------------
AUSTRALIA--0.4%
Australia & New Zealand Bank Group......       1,261         9,021
The News Corporation Ltd................     197,323     1,876,811
                                                      ------------
                                                         1,885,832
                                                      ------------
IRELAND--0.3%
Bank of Ireland.........................     189,366     1,832,881
                                                      ------------
ESTONIA--0.2%
Estonian Telecom Ltd GDR*...............      70,100       904,290
                                                      ------------
ISRAEL--0.1%
Card-Guard Scientific Survival Ltd......      14,487       761,131
                                                      ------------
UNITED STATES--0.1%
Decode Genetics, Inc.*..................      40,800       291,720
                                                      ------------
CHILE--0.0%
Vina Concha Y Toro......................       2,500       103,000
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                            SHARE        MARKET
DESCRIPTION                                 AMOUNT       VALUE
----------------------------------------  ----------  ------------
NEW ZEALAND--0.0%
Sky Network Television Ltd*.............       1,000  $     13,611
                                                      ------------
MALAYSIA--0.0%
Arab-Malaysian Merchant Bank............         716           541
                                                      ------------
BRAZIL--0.0%
Telecomunicacoes Brasileiras SA.........       5,000            91
                                                      ------------
TOTAL COMMON STOCKS (COST $480,486,937).............   470,303,815
                                                      ------------
PREFERRED STOCKS--1.7%
GERMANY--1.7%
Henkel KGAA--Vorzug.....................      83,666     5,255,930
SAP AG--Vorzug..........................      15,818     2,523,597
Wella AG Preferred......................      30,108     1,244,340
                                                      ------------
TOTAL PREFERRED STOCKS (COST $8,509,824)............     9,023,867
                                                      ------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Trzeci SA (Cost $9,936)*............       3,000         2,779
                                                      ------------
RIGHTS--0.0%
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of
  Entitlement (Cost $0).................   7,920,000             0
                                                      ------------
WARRANTS--0.0%
BRAZIL--0.0%
Companhia de Bebidas das Americas
  Warrants, strike price BRL 200, expire
  4/30/2003*............................       9,993         3,383
                                                      ------------
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd
  Warrants, strike price THB 38.70,
  expire 06/22/2004*....................       2,100           189
                                                      ------------
INDONESIA--0.0%
Pt Lippo Bank Tbk Warrants, strike price
  IDR 315.82, expire 04/15/2002.........   7,920,000             0
                                                      ------------
TOTAL WARRANTS (COST $507)..........................         3,572
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2001 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                   FACE         MARKET
DESCRIPTION                          CURRENCY     VALUE          VALUE
-----------------------------------  --------  ------------  -------------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG, 2.125%, due
  6/17/2004........................  EUR            21,000   $     17,501
                                                             ------------
PORTUGAL--0.0%
Jeronimo Martins, 0.000%, due
  12/30/2004(1)....................  PTE         2,879,000         14,932
                                                             ------------
TOTAL CORPORATE BONDS (COST $36,972).......................        32,433
                                                             ------------
REPURCHASE AGREEMENTS--8.2%
UNITED STATES--8.2%
Investors Bank & Trust Company
Repurchase Agreement, dated
04/30/2001, due 05/01/2001 with a
maturity value of $43,634,803, and
an effective yield of 3.600%,
collateralized by Federal Home Loan
Mortgage Corporation Obligations,
with rates ranging from 6.500% to
8.216%, with maturity dates ranging
from 05/01/2008 to 04/15/2031, and
an aggregate market value of
$45,812,080 (Cost $43,630,440).....  USD        43,630,440     43,630,440
                                                             ------------
TOTAL INVESTMENTS--97.6% (COST $532,674,616)...............   522,996,906
OTHER ASSETS AND LIABILITIES (NET)--2.4%...................    13,119,798
                                                             ------------
TOTAL NET ASSETS--100.0%...................................  $536,116,704
                                                             ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

----------------

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
  *  Non-income producing security.
(1)  Zero-coupon bond

                             GLOSSARY OF CURRENCIES


            BRL..................          --  Brazilian Real                       PTE          --  Portuguese Escudo
            EUR..................          --  Euro                                 THB          --  Thai Baht
            IDR..................          --  Indonesian Rupiah                    USD          --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
APRIL 30, 2001
(PERCENTAGE OF NET ASSETS)

    At April 30, 2001, sector diversification of the Fund's non-cash equivalent investments were as follows:

                                                       MARKET
                                          % OF NET     VALUE
                                           ASSETS     (NOTE 1)
                                          --------    --------

INDUSTRY SECTOR
  Financials............................     19.2%   103,244,651
  Telecommunications....................      7.7     41,305,261
  Energy................................      7.4     39,900,934
  Consumer Staples......................      6.2     33,207,515
  Industrials...........................      5.9     31,477,638
  Oil and Gas...........................      3.9     20,698,687
  Utilities.............................      3.6     19,363,163
  Healthcare............................      3.4     18,197,879
  Banks.................................      3.2     17,439,970
  Telephone Systems.....................      3.2     16,928,684
  Materials.............................      3.1     16,492,749
  Beverages, Food and Tobacco...........      2.6     14,004,264
  Consumer Discretionary................      2.4     12,972,209
  Information Technology................      2.1     11,137,728
  Commercial Services and Supplies......      2.1     11,017,530
  Insurance Companies...................      1.6      8,491,902
  Communications Equipment..............      1.1      5,828,575
  Software..............................      1.0      5,149,849
  Media.................................      0.8      4,302,814
  Heavy Machinery.......................      0.7      3,984,188
  Industrial Machinery..................      0.7      3,679,126
  Other.................................      7.5     40,541,150
                                          -------   ------------
TOTAL INVESTMENTS.......................     89.4    479,366,466
OTHER ASSETS AND LIABILITIES (NET)......     10.6     56,750,238
                                          -------   ------------
NET ASSETS..............................    100.0%  $536,116,704
                                          =======   ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
ASSETS:
  Investments in securities, at value
    (Cost $22,104,647 and $532,674,616,
    respectively).......................   $22,292,118       $522,996,906
  Foreign currency, at value (Cost
    $110,996 and $4,903,254,
    respectively).......................       108,895          4,889,798
  Receivables:
    Investments sold....................       669,340          7,604,872
    Fund shares sold....................            --          1,818,930
    Interest and dividends..............       342,267          1,167,313
    Tax reclaim.........................            --            360,949
  Prepaid expenses......................            94              3,718
                                           -----------       ------------
  Total Assets..........................    23,412,714        538,842,486
                                           -----------       ------------
LIABILITIES:
  Payables:
    Investments purchased...............       676,705          1,147,786
    Fund shares repurchased.............            --            208,633
    Investment advisory fee.............         9,438            946,961
  Unrealized depreciation on forward
    foreign exchange contracts..........        25,825                 --
  Accrued expenses and other payables...        44,501            422,402
                                           -----------       ------------
  Total Liabilities.....................       756,469          2,725,782
                                           -----------       ------------
NET ASSETS..............................   $22,656,245       $536,116,704
                                           ===========       ============
NET ASSETS CONSIST OF:
  Par value.............................   $     1,984       $     23,210
  Paid in capital in excess of par
    value...............................    23,332,534        577,544,574
  Undistributed net investment income...       127,093          1,735,739
  Accumulated net realized loss on
    investments sold, forward foreign
    exchange contracts and foreign
    currency transactions...............      (958,315)       (33,447,432)
  Net unrealized appreciation
    (depreciation) on investments,
    forward foreign exchange contracts
    and foreign currency related
    transactions........................       152,949         (9,739,387)
                                           -----------       ------------
NET ASSETS..............................   $22,656,245       $536,116,704
                                           ===========       ============
  CLASS A...............................   $22,082,735       $305,245,762
                                           -----------       ------------
  CLASS I...............................   $   573,510       $230,870,942
                                           -----------       ------------
SHARES OUTSTANDING
  CLASS A...............................     1,934,019         13,239,030
                                           -----------       ------------
  CLASS I...............................        50,419          9,970,548
                                           -----------       ------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE
  CLASS A...............................   $     11.42       $      23.06
                                           -----------       ------------
  CLASS I...............................   $     11.37       $      23.16
                                           -----------       ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2001 (UNAUDITED)

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
INVESTMENT INCOME:
  Interest..............................   $  662,141        $  1,144,449
  Dividends.............................           --           2,624,680
                                           ----------        ------------
                                              662,141           3,769,129
                                           ----------        ------------
EXPENSES:
  Investment advisory fee (Note 2)......       55,565           1,813,481
  Custody and administration fees.......       23,419             371,756
  Professional fees.....................        3,893              53,244
  Trustees' fees and expenses (Note
    2)..................................        8,430               8,702
  Registration and filing fees..........       13,575              99,892
  Shareholder reports...................        2,320              36,447
  Insurance premium expense.............          281              11,030
  Miscellaneous fees....................          652               2,566
                                           ----------        ------------
    Total expenses common to all
      classes...........................      108,135           2,397,118
  Transfer agent fees
    Class A.............................       13,800              14,783
    Class I.............................          392              10,376
  Sub-Administration fee (Class A) (Note
    2)..................................       16,248             340,265
  Distribution and shareholder servicing
    fees (Class A) (Note 2).............       27,080             340,265
                                           ----------        ------------
    Total gross expenses................      165,655           3,102,807
    Less: Fees paid indirectly (Note
      2)................................       (1,551)           (388,062)
    Less: Fees waived by investment
      adviser (Note 2)..................      (36,117)            (23,486)
                                           ----------        ------------
    Net expenses........................      127,987           2,691,259
                                           ----------        ------------
NET INVESTMENT INCOME...................      534,154           1,077,870
                                           ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
    Security transactions...............       11,321         (28,214,883)
    Forward foreign exchange
      contracts.........................      (23,998)            (54,694)
    Foreign currency transactions.......     (240,356)         (4,823,951)
                                           ----------        ------------
      Net realized loss on
        investments.....................     (253,033)        (33,093,528)
                                           ----------        ------------
  Net change in unrealized appreciation
    (depreciation) on:
    Securities..........................      637,595         (11,383,343)
    Forward foreign exchange
      contracts.........................       15,966             (92,924)
    Currencies and net other assets.....      187,535             993,846
                                           ----------        ------------
      Net change in unrealized
        appreciation (depreciation) of
        investments.....................      841,096         (10,482,421)
                                           ----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................      588,063         (43,575,949)
                                           ----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $1,122,217        $(42,498,079)
                                           ==========        ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTH
                                            PERIOD ENDED       FOR THE YEAR
                                           APRIL 30, 2001         ENDED
                                             (UNAUDITED)     OCTOBER 31, 2000
                                          -----------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................     $   534,154       $   965,114
Net realized loss on investments........        (253,033)         (645,273)
Net change in unrealized appreciation
  (depreciation) of investments.........         841,096          (140,250)
                                             -----------       -----------
Net increase in net assets resulting
  from operations.......................       1,122,217           179,591
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................        (457,501)         (455,129)
  Class I...............................         (12,028)          (14,936)
Distributions from capital
  Class A...............................              --          (381,915)
  Class I...............................              --           (11,091)
FUND SHARE TRANSACTIONS:
  Class A...............................        (347,812)          950,410
  Class I...............................         (97,100)          681,354
                                             -----------       -----------
  Net increase (decrease) from Fund
    share transactions (Note 5).........        (444,912)        1,631,764
                                             -----------       -----------
Net increase in net assets..............         207,776           948,284
NET ASSETS:
Beginning of year.......................      22,448,469        21,500,185
                                             -----------       -----------
End of year (including undistributed net
  investment income of $127,093 and
  $62,468, respectively)................     $22,656,245       $22,448,469
                                             ===========       ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTH
                                            PERIOD ENDED       FOR THE YEAR
                                           APRIL 30, 2001         ENDED
                                             (UNAUDITED)     OCTOBER 31, 2000
                                          -----------------  ----------------
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................    $  1,077,870       $  2,004,918
Net realized loss on investments........     (33,093,528)          (841,004)
Net change in unrealized appreciation
  (depreciation) of investments.........     (10,482,421)       (24,971,089)
                                            ------------       ------------
Net increase in net assets resulting
  from operations.......................     (42,498,079)       (23,807,175)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................              --           (269,736)
  Class I...............................        (386,861)           (16,196)
Distributions from realized gain
  Class A...............................              --         (7,074,976)
FUND SHARE TRANSACTIONS:
  Class A...............................      95,088,823        151,282,997
  Class I...............................      84,765,549        191,079,687
                                            ------------       ------------
  Net increase from Fund share
    transactions (Note 5)...............     179,854,372        342,362,684
                                            ------------       ------------
Net increase in net assets..............     136,969,432        311,194,601
NET ASSETS:
Beginning of year.......................     399,147,272         87,952,671
                                            ------------       ------------
End of year (including undistributed net
  investment income of $1,735,739 and
  $1,044,730, respectively).............    $536,116,704       $399,147,272
                                            ============       ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS A
                           -------------------------------------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                                         YEAR ENDED OCTOBER 31,
                             APRIL 30, 2001        -------------------------------------------------------------------------------
                              (UNAUDITED)              2000               1999               1998            1997          1996
                           ------------------      -------------      -------------      -------------      -------     ----------
Net Asset Value,
  beginning of period....       $ 11.09               $ 11.48            $ 12.22            $ 11.70         $ 12.01      $ 12.11
                                -------               -------            -------            -------         -------      -------
Income (Loss) from
  investment operations:
  Net investment
    income...............          0.27                  0.53               0.51               0.48            0.50         0.59
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.30                 (0.44)             (0.77)              0.59           (0.13)        0.36
                                -------               -------            -------            -------         -------      -------
    Total income (loss)
      from investment
      operations.........          0.57                  0.09              (0.26)              1.07            0.37         0.95
                                -------               -------            -------            -------         -------      -------
Less distributions:
  From net investment
    income...............         (0.24)                (0.26)             (0.41)             (0.55)          (0.58)       (1.05)
  From capital (Note
    1)...................            --                 (0.22)             (0.07)                --           (0.10)          --
                                -------               -------            -------            -------         -------      -------
    Total
      distributions......         (0.24)                (0.48)             (0.48)             (0.55)          (0.68)       (1.05)
                                -------               -------            -------            -------         -------      -------
Net Asset Value, end of
  period.................       $ 11.42               $ 11.09            $ 11.48            $ 12.22         $ 11.70      $ 12.01
                                =======               =======            =======            =======         =======      =======
Total Return.............          5.16%                 0.82%             (2.17)%             9.43%           3.24%        8.25%
                                =======               =======            =======            =======         =======      =======
Ratios/Supplemental Data:
Net Assets, end of period
  (in 000's).............       $22,083               $21,794            $21,500            $15,254         $11,889      $14,584
Ratio of net investment
  income to average net
  assets.................          4.80%+                4.80%              4.11%              3.93%           4.32%        4.71%
Ratio of total expenses
  to average net assets..          1.16%(1)(2)+          1.27%(1)(2)        1.36%(1)(2)        1.77%(1)(2)     1.99%        2.53%(1)
Portfolio turnover
  rate...................            39%                   79%               136%               269%            162%         219%

------------------

  +  Annualized.
(1) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.17% for the six months ended April 30, 2001 and 1.28%, 1.36%, 1.77% and 2.43% for the years ended October 31, 2000, 1999, 1998, and 1996, respectively.
(2) Net of the expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.49% for the six months ended April 30, 2001, and 1.60%, 1.69% and 1.83% for the years ended October 31, 2000, 1999, and 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS I
                                          --------------------------------------
                                            SIX MONTHS
                                              ENDED                  PERIOD
                                          APRIL 30, 2001             ENDED
                                           (UNAUDITED)          OCTOBER 31, 2000
                                          --------------        ----------------
Net Asset Value, beginning of period....      $11.03                 $11.54*
                                              ------                 ------
Income (Loss) from investment
  operations:
  Net investment income.................        0.29                   0.47
  Net realized and unrealized gain
    (loss) on investments...............        0.30                  (0.49)
                                              ------                 ------
    Total income (loss) from investment
     operations.........................        0.59                  (0.02)
                                              ------                 ------
Less distributions:
  From net investment income............       (0.25)                 (0.28)
  From capital (Note 1).................          --                  (0.21)
                                              ------                 ------
    Total distributions.................       (0.25)                 (0.49)
                                              ------                 ------
Net Asset Value, end of period..........      $11.37                 $11.03
                                              ======                 ======
Total Return............................        5.33%                 (0.14)%
                                              ======                 ======
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)....      $  574                 $  654
Ratio of net investment income to
  average net assets....................        5.19%+                 4.39%+
Ratio of total expenses to average net
  assets................................        0.77%(1)(2)+           1.66%(1)(2)+
Portfolio turnover rate.................          39%                    79%

------------------

  +  Annualized.
  * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(1) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 0.78% for the six months ended April 30, 2001 and 1.67% for the year ended October 31, 2000.
(2) Net of the expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.10% for the six months ended April 30, 2001 and 1.99% for the year ended October 31, 2000.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                           ---------------------------------------------------------------------------------------------------
                             SIX MONTHS
                               ENDED                                       YEAR ENDED OCTOBER 31,
                           APRIL 30, 2001      -------------------------------------------------------------------------------
                            (UNAUDITED)            2000            1999             1998            1997             1996
                           --------------      -------------    ----------      -------------    ----------     --------------
Net Asset Value,
  beginning of period....     $  25.06           $  21.80        $ 15.39           $ 13.41        $ 11.43          $ 10.13
                              --------           --------        -------           -------        -------          -------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)...............         0.02               0.05          (0.07)            (0.03)            --(1)         (0.02)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (2.02)              5.04           6.87              2.16           2.02             1.32
                              --------           --------        -------           -------        -------          -------
    Total income (loss)
      from investment
      operations.........        (2.00)              5.09           6.80              2.13           2.02             1.30
                              --------           --------        -------           -------        -------          -------
Less distributions:
  From net realized gains
    on investments.......           --              (1.76)         (0.39)               --             --               --
  From net investment
    income...............           --              (0.07)            --             (0.15)         (0.04)              --
                              --------           --------        -------           -------        -------          -------
    Total
      distributions......           --              (1.83)         (0.39)            (0.15)         (0.04)              --
                              --------           --------        -------           -------        -------          -------
Net Asset Value, end of
  period.................     $  23.06           $  25.06        $ 21.80           $ 15.39        $ 13.41          $ 11.43
                              ========           ========        =======           =======        =======          =======
Total Return.............        (8.09)%            24.60%         44.86%            16.10%         17.68%           12.73%
                              ========           ========        =======           =======        =======          =======
Ratios/Supplemental Data:
Net Assets, end of period
  (in 000's).............     $305,246           $234,482        $87,953           $56,718        $44,302          $19,161
Ratio of net investment
  income to average net
  assets.................         0.23%+             0.32%         (0.48)%           (0.15)%         0.00%           (0.58)%
Ratio of total expenses
  to average net
  assets.................         1.33%(2)(3)+       1.37%(2)(3)     1.96%(3)         1.85%(2)(3)     1.79%(2)        2.46%(2)(3)
Portfolio turnover
  rate...................           34%                72%            73%              134%            94%              67%

------------------

  +  Annualized.
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(2) Net of the expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.34% for the six months ended April 30, 2001, and 1.57%, 2.09%, 2.29%, and 2.96% for the years ended October 31, 2000, 1998, 1997, and 1996, respectively.
(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.49% for the six months ended April 30, 2001, and 1.96%, 1.87%, 2.37%, and 2.67% for the years ended October 31, 2000, 1999,
     1998, and 1996, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS I
                                           ------------------------------------
                                             SIX MONTHS
                                               ENDED                PERIOD
                                           APRIL 30, 2001           ENDED
                                            (UNAUDITED)        OCTOBER 31, 2000
                                           --------------      ----------------
Net Asset Value, beginning of period....      $  25.16             $  22.19*
                                              --------             --------
Income (Loss) from investment
  operations:
  Net investment income.................          0.04                 0.22
  Net realized and unrealized gain
    (loss) on investments...............         (1.98)                2.75
                                              --------             --------
    Total income (loss) from investment
     operations.........................         (1.94)                2.97
                                              --------             --------
Less distributions:
  From net investment income............         (0.06)                  --(1)
                                              --------             --------
    Total distributions.................         (0.06)                  --
                                              --------             --------
Net Asset Value, end of period..........      $  23.16             $  25.16
                                              ========             ========
Total Return............................         (7.85)%              13.99%
                                              ========             ========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)....      $230,871             $164,665
Ratio of net investment income to
  average net assets....................          0.72%+               1.10%+
Ratio of total expenses to average net
  assets................................          0.83%(2)(3)+         0.83%(2)(3)+
Portfolio turnover rate.................            34%                  72%

------------------

  +  Annualized.
  * Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(1)  Amount is less than 0.01 per share.
(2) Net of the expense waiver by the Adviser. Excluding this waiver, the ratio would have been 0.84% for the six months ended April 30, 2001, and 1.03% for the year ended October 31, 2000.
(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 0.99% for the six months ended April 30, 2001, and 0.88% for the year ended October 31, 2000.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

    Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated to each class based on its relative net assets.

    The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

   PORTFOLIO VALUATION: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED) collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

   FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

   FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   OPTION CONTRACTS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

    Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED) risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

   AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

   FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

    Julius Baer Investment Management Inc. ("JBIMI" or "Adviser") serves as the investment adviser. Prior to January 1, 2001 each Fund was managed by Bank Julius Baer & Co., Ltd., New York Branch. The Income Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has agreed to waive 0.325% of its advisory fee on the first $25 million of the Income Fund's average daily net assets until February 28, 2002, when the waiver will expire unless renewed by the Adviser and the Income Fund. The Equity Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser had agreed to waive 0.15% of its advisory fee for the Equity Fund until November 15, 2000, at which time the waiver expired.

    Effective November 17, 1999, JBIMI serves as Co-Administrator of the
Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.25% and 0.15% of average daily net assets of the Equity and Income Fund, respectively.

    No director, officer or employee of JBIMI or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

    The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

    For the six months ended ended April 30, 2001 the Equity Fund incurred total brokerage commissions of $989,516 of which $33,031 was paid to affiliates of the adviser.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser and the co-administrator may pay additional marketing costs out of their profits.

    Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the six months ended April 30, 2001 were as follows:

                                            COST OF       PROCEEDS
                                           PURCHASES     FROM SALES
                                           ---------     ----------
Income Fund.............................  $  6,087,915  $  5,283,623
Equity Fund.............................   312,669,332   135,590,811

    Cost of purchases and proceeds from sales of long-term U.S. Government securities during six months ended ended April 30, 2001 were $1,916,192 and $2,888,492, respectively for the Income Fund.

    At April 30, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                           UNREALIZED    UNREALIZED
                                          APPRECIATION  DEPRECIATION
                                          ------------  ------------
Income Fund.............................  $    645,388  $    457,917
Equity Fund.............................    26,358,634    36,036,344

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

    The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                 SIX MONTH PERIOD ENDED
                                        04/30/01            YEAR ENDED 10/31/00
                                ------------------------  ------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                  ------       ------       ------       ------
INCOME FUND:
CLASS A
  Sold........................     254,724  $  2,935,856     683,621  $  7,666,189
  Issued as reinvestment of
    dividends.................      37,527       429,197      69,501       778,985
  Redeemed....................    (323,621)   (3,712,865)   (661,009)   (7,494,764)
                                ----------  ------------  ----------  ------------
    Net increase (decrease)...     (31,370) $   (347,812)     92,113  $    950,410
                                ==========  ============  ==========  ============

CLASS I
  Sold........................       5,793  $    66,026      86,704  $   989,586
  Issued as reinvestment of
    dividends.................       1,056       12,028       2,327       26,027
  Redeemed....................     (15,733)    (175,154)    (29,728)    (334,259)
                                ----------  -----------  ----------  -----------
    Net increase (decrease)...      (8,884) $   (97,100)     59,303  $   681,354
                                ==========  ===========  ==========  ===========

EQUITY FUND:
CLASS A
  Sold........................   5,978,778  $144,713,786  9,347,393  $265,872,078
  Issued as reinvestment of
    dividends.................          --           --     289,360    6,398,647
  Redeemed....................  (2,096,640) (49,624,963) (4,315,267) (120,987,728)
                                ----------  -----------  ----------  -----------
    Net increase..............   3,882,138  $95,088,823   5,321,486  $151,282,997
                                ==========  ===========  ==========  ===========

CLASS I
  Sold........................   5,226,857  $126,645,309  7,582,417  $219,719,408
  Issued as reinvestment of
    dividends.................      14,464      363,911         536       15,408
  Redeemed....................  (1,815,977) (42,243,671) (1,037,749) (28,655,129)
                                ----------  -----------  ----------  -----------
    Net increase..............   3,425,344  $84,765,549   6,545,204  $191,079,687
                                ==========  ===========  ==========  ===========

6. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

7. FEDERAL TAX INFORMATION

    At October 31, 2000, the Income Fund had $700,197 available as capital loss carryforwards, of which $500,463 expires in 2002, and $199,734 expires in 2008.

    At October 31, 2000, the Equity Fund had $338,640 available as capital loss carryforwards which will expire in 2008.